PENSION AND OTHER POSTRETIREMENT BENEFIT PROGRAMS - Information Relating to Individual Plans in Funded Status Table above that have ABO in Excess of Plan Assets (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Information relating to the individual plans in the funded status table above that have an ABO in excess of plan assets
ABO	$ 2,920	$ 3,240
Fair value of plan assets	$ 2,047	$ 2,339